UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 8, 2015  (June 2, 2015)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Notes Offering—Purchase Agreement

On June 2, 2015, Ferrellgas, L.P. (the “Operating Partnership”) and Ferrellgas Finance Corp. (“Finance Corp.” and, together with the Operating Partnership, the “Notes Issuers”) entered into a purchase agreement (the “Purchase Agreement”), by and among the Operating Partnership, Finance Corp., the subsidiary guarantors named therein (the “Guarantors”) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Fifth Third Securities, Inc., Mitsubishi UFJ Securities (USA), Inc., SunTrust Robinson Humphrey, Inc., BMO Capital Markets Corp., Capital One Securities, Inc., PNC Capital Markets LLC, and U.S. Bancorp Investments, Inc. (collectively, the “Initial Purchasers”), providing for the offer and sale of $500,000,000 in aggregate principal amount of the Notes Issuers’ 6.75% senior notes due 2023 (the “Notes”) (the “Notes Offering”), guaranteed by the Guarantors (the “Guarantees”). The Notes Offering closed on June 8, 2015.

The Notes Issuers received net proceeds of approximately $491.3 million, after deducting the Initial Purchasers’ discounts and commissions, but before estimated offering expenses. The Notes Issuers intend to use the net proceeds of the Notes Offering to fund a portion of the cash portion of the consideration for the pending acquisition of Bridger Logistics, LLC and its subsidiaries (the “Bridger Logistics Acquisition”).  Prior to closing the Bridger Logistics Acquisition, the Notes Issuers may use the net proceeds from the Notes Offering to make short-term liquid investments at their discretion.   If the purchase and sale agreement for the Bridger Logistics Acquisition is terminated, or the Bridger Logistics Acquisition otherwise does not close, at any time on or prior to October 1, 2015, the notes will be subject to a special mandatory redemption at a price equal to 100% of the initial issue price of the notes, plus accrued and unpaid interest from the issue date of the notes up to, but not including, the payment date of such mandatory redemption.

The Notes were offered and sold to the Initial Purchasers in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were resold by the Initial Purchasers to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.

The Purchase Agreement contains customary representations, warranties and agreements of the parties and customary conditions to closing, obligations of the parties and termination provisions. The Notes Issuers and Guarantors have agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Initial Purchasers may be required to make because of any of those liabilities. The Purchase Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Purchase Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

Notes Offering—Indenture and Notes

The terms of the Notes are governed by an Indenture (the “Indenture”) among the Notes Issuers, the Guarantors, and U.S. Bank National Association, as trustee (the “Trustee”), dated June 8, 2015.  The Notes are senior unsecured obligations of the Notes Issuers and rank equal in right of payment with all of the Notes Issuers’ other existing and future senior indebtedness, including the Operating Partnership’s secured credit facility, $500 million aggregate principal amount of the Notes Issuers’ 6.50% senior notes due 2021 and $475 million aggregate principal amount of the Notes Issuers’ 6.75% senior notes due 2022. The Guarantees are senior unsecured obligations of the Guarantors and rank equal in right of payment with the existing and future senior indebtedness of the Guarantors, including its guarantee of indebtedness under the Operating Partnership’s secured credit facility. Interest on the Notes will accrue at a rate of 6.75% per annum and is payable on June 15 and December 15 of each year, beginning on December 15, 2015. The Notes mature on June 15, 2023.

The Notes Issuers will have the option to redeem the Notes, in whole or in part, at any time on or after June 15, 2019, at the redemption prices (expressed as percentages of principal amount) of 103.375% for the twelve-month period beginning on June 15, 2019, 101.688% for the twelve-month period beginning on June 15, 2020 and

100.000% beginning on June 15, 2021 and at any time thereafter, together with any accrued and unpaid interest to the applicable redemption date. Before June 15, 2019, the Notes Issuers may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a make-whole premium at the redemption date, plus accrued and unpaid interest to the applicable redemption date.  Before June 15, 2018, the Notes Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price of 106.750% of the principal amount of the Notes redeemed, plus any accrued and unpaid interest, if any, to the applicable redemption date.

The foregoing description of the Indenture is not complete and is qualified in its entirety by reference to the full texts of the Indenture, a copy of which is filed as Exhibits 4.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Notes Offering—Registration Rights Agreement

In connection with the Notes Offering, on June 8, 2015, the Notes Issuers entered into a registration rights agreement (the “Registration Rights Agreement”) with J.P. Morgan Securities LLC, as representative of the Initial Purchasers. Under the Registration Rights Agreement, the Notes Issuers have agreed to file and use their reasonable best efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for substantially identical notes that are registered under the Securities Act so as to permit the exchange offer to be consummated no later than 300 days from the date of the Registration Rights Agreement.  Under specified circumstances, the Notes Issuers have also agreed to use their reasonable best efforts to cause to become effective a shelf registration statement relating to resales of the Notes.  The Notes Issuers are required to pay additional interest (up to a maximum of 1.00% per annum) if they fail to comply with their obligations to consummate the exchange offer or to cause a shelf registration statement relating to resales of the Notes to become effective within the time periods specified in the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Common Units Offering—Underwriting Agreement

On June 2, 2015, Ferrellgas Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Partnership, the Operating Partnership, Ferrellgas, Inc. (the “General Partner” and, together with the Partnership and the Operating Partnership, the “Ferrellgas Parties”) and J.P. Morgan Securities LLC, UBS Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Jefferies LLC, SunTrust Robinson Humphrey, Inc., Capital One Securities, Inc., Fifth Third Securities, Inc., Mitsubishi UFJ Securities (USA), Inc., and Simmons & Company International (collectively, the “Underwriters”), providing for the offer and sale by the Partnership (the “Common Units Offering”), and purchase by the Underwriters, of 6,325,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $23.00 per Common Unit. Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters a 30-day option to purchase up to an additional 948,750 Common Units on the same terms. The Common Units Offering closed on June 8, 2015. The net proceeds of the Common Units Offering and the General Partner’s proportionate capital contribution, after deducting underwriting discounts and commissions, but before estimated expenses, were approximately $141.1 million. The Partnership intends to use the net proceeds to fund a portion of the cash portion of the consideration for the Bridger Logistics Acquisition. Prior to closing the Bridger Logistics Acquisition, the Partnership may use the net proceeds from the Common Units Offering to make short-term liquid investments at its discretion.  If the Bridger Logistics Acquisition is not completed, the Partnership intends to use the net proceeds from the Common Units Offering for working capital and other general partnership purposes.

The Common Units Offering was registered under the Securities Act, pursuant to the Partnership’s effective Registration Statement on Form S-3 (File No. 333-204620) (the “Registration Statement”). The material terms of the Common Units Offering are described in the prospectus supplement dated June 3, 2015 filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act (the “Prospectus

Supplement”) and the accompanying prospectus dated June 1, 2015 constituting a part of the Registration Statement.

The Underwriting Agreement contains customary representations, warranties and agreements of each of the Ferrellgas Parties and customary conditions to closing, obligations of the parties and termination provisions. The Ferrellgas Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Underwriters and their affiliates may provide in the future investment banking, financial advisory or other financial services for the Partnership and its affiliates, for which they may receive advisory or transaction fees, as applicable, plus out-of-pocket expenses, of the nature and in amounts customary in the industry for these financial services.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 7.01.             Regulation FD.

On June 2, 2015, the Notes Issuers issued a press release related to the pricing of the Notes Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On June 2, 2015, the Partnership issued a press release related to the pricing of the Common Units Offering.  A copy the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1

Underwriting Agreement, dated June 2, 2015, by and among Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas, Inc. and J.P. Morgan Securities LLC, UBS Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Jefferies LLC, SunTrust Robinson Humphrey, Inc., Capital One Securities, Inc., Fifth Third Securities, Inc., Mitsubishi UFJ Securities (USA), Inc., and Simmons & Company International.

4.1	Indenture, dated June 8, 2015, among Ferrellgas, L.P., Ferrellgas Finance Corp., the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated June 8, 2015, by and among Ferrellgas, L.P., Ferrellgas Finance Corp. and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the common units.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto).

99.1	Press Release of Ferrellgas, L.P. and Ferrellgas Finance Corp. related to the pricing of the notes offering dated June 2, 2015.

99.2	Press Release of Ferrellgas Partners, L.P. related to the pricing of the common units offering dated June 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By: Ferrellgas, Inc., its general partner

June 8, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

June 8, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By: Ferrellgas, Inc., its general partner

June 8, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

June 8, 2015	By:
/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement, dated June 2, 2015, by and among Ferrellgas Partners, L.P., Ferrellgas, L.P., Ferrellgas, Inc. and J.P. Morgan Securities LLC, UBS Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Jefferies LLC, SunTrust Robinson Humphrey, Inc., Capital One Securities, Inc., Fifth Third Securities, Inc., Mitsubishi UFJ Securities (USA), Inc., and Simmons & Company International.

4.1	Indenture, dated June 8, 2015, among Ferrellgas, L.P., Ferrellgas Finance Corp., the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated June 8, 2015, by and among Ferrellgas, L.P., Ferrellgas Finance Corp. and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the common units.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto).

99.1	Press Release of Ferrellgas, L.P. and Ferrellgas Finance Corp. related to the pricing of the notes offering dated June 2, 2015.

99.2	Press Release of Ferrellgas Partners, L.P. related to the pricing of the common units offering dated June 2, 2015.